Exhibit 99.4

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

JUDGE:	H.D. Hale

UNITED STATES BANKRUPTCY COURT

NORTHERN             DISTRICT OF             TEXAS

6 DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: July 31, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Eric T. Logan	Interim Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Eric T. Logan	August 20, 2003
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Mark Corjay	Vice President, Controller
ORIGINAL SIGNATURE OF PREPARER	TITLE

Mark Corjay	August 20, 2003
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-1

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			May 31, 2003	June 30, 2003	July 31, 2003
ASSETS
1.	UNRESTRICTED CASH	$19,633	$111,524	$1,287,416	$0
2.	RESTRICTED CASH
3.	TOTAL CASH	$19,633	$111,524	$1,287,416	$0

4.	ACCOUNTS RECEIVABLE (NET)	$11,170,376	$9,807,203	$7,785,748	$8,640,054
5.	INVENTORY	$11,236,001	$9,196,777	$11,515,732	$11,361,945
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$207,858	$561,385	$277,598	$254,913
8.	OTHER (ATTACH LIST)
	Credit card and other receivables	$365,547	$486,508	$443,446	$443,514
	Prepaid merchandise	$813,207	$4,460,080	$3,157,218	$2,180,067
	TOTAL OTHER	$1,178,754	$4,946,588	$3,600,664	$2,623,581
9.	TOTAL CURRENT ASSETS	$23,812,622	$24,623,477	$24,467,158	$22,880,493

10.	PROPERTY, PLANT & EQUIPMENT	$1,269,806	$1,269,806	$1,263,806	$1,278,309
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$768,160	$783,688	$803,301	$822,915
12.	NET PROPERTY, PLANT & EQUIPMENT	$501,646	$486,118	$460,505	$455,394

13.	DUE FROM INSIDERS		$0
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
	Goodwill	$11,716,275	$11,716,275	$11,716,275	$11,716,275
15.	OTHER (ATTACH LIST)		$0
16.	TOTAL ASSETS	$36,030,543	$36,825,870	$36,643,938	$35,052,162

POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$357,388	$(1,508,957)	$(2,442,194)
18.	TAXES PAYABLE		$85,854	$334,089	$321,038
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)
	Accrued expenses		$85,879	$(61,806)	$3,116,396
	Other accounts payable		$672,358
23.	TOTAL POSTPETITION LIABILITIES		$1,201,479	$(1,236,674)	$995,240

PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$137,031	$39,625
26.	UNSECURED DEBT	$7,194,185	$7,093,180	$6,744,082	$6,124,370
27.	OTHER (ATTACH LIST)
	Other accounts payable	$1,363,321	$522,313	$1,686,365
	Accrued expenses	$884,000	$884,000	$884,000	$884,000
	Intercompany payables	$13,170,427	$13,645,433	$14,643,258	$13,023,620
	TOTAL OTHER	$15,417,748	$15,051,746	$17,213,623	$13,907,620
28.	TOTAL PREPETITION LIABILITIES	$22,748,964	$22,184,551	$23,957,705	$20,031,990

29.	TOTAL LIABILITIES	$22,748,964	$23,386,030	$22,721,031	$21,027,231

EQUITY
30.	PREPETITION OWNERS’ EQUITY	$13,281,579	$13,281,579	$13,281,579	$13,281,579
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$158,261	$641,328	$743,352
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$13,281,579	$13,439,840	$13,922,907	$14,024,931

34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$36,030,543	$36,825,870	$36,643,938	$35,052,162

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-2

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH	MONTH	MONTH
		5/7/03-5/31/03	June 30, 2003	31-Jul-03
REVENUES
1.	GROSS REVENUES	$4,933,609	$6,155,312	$6,654,181
2.	LESS: RETURNS & DISCOUNTS	$146,955
3.	NET REVENUE	$4,786,654	$6,155,312	$6,654,181
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$4,031,195	$4,848,594	$5,817,797

8.	GROSS PROFIT	$755,459	$1,306,718	$836,384
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING	$48,667	$77,723	$48,139
11.	GENERAL & ADMINISTRATIVE	$353,043	$391,999	$476,673
12.	RENT & LEASE	$47,973	$77,474	$83,377
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$449,683	$547,196	$608,189

15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$305,776	$759,522	$228,195
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
	BANK FEES AND OTHER		$11,702	$12,477
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION	$15,515	$19,614	$19,613
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$15,515	$31,316	$32,090
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES			$20,000
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$20,000

27.	INCOME TAX	$132,000	$245,139	$74,081

28.	NET PROFIT (LOSS)	$158,261	$483,067	$102,024

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-3

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

		MONTH	MONTH	MONTH
		5/7/03-5/31/03	June 30, 2003	July 31, 2003
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH - BEGINNING OF MONTH	$19,633	$111,524	$1,287,416
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION
4.	POSTPETITION	$6,369,399	$8,113,763	$5,732,097
5.	TOTAL OPERATING RECEIPTS	$6,369,399	$8,113,763	$5,732,097
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)
7.	SALE OF ASSETS	$0
8.	OTHER (ATTACH LIST)
	Cash receipts transfers to Daisytek Inc.	$(6,369,399)	$(6,588,823)	$(5,785,078)
	Payroll funding transfer from Daisytek Inc.	$305,564	$294,974	$291,480
	Other cash transfers from Daisytek Inc.	$5,220,609	$7,553,396	$4,275,975
	TOTAL OTHER	$(843,226)	$1,259,547	$(1,217,622)
9.	TOTAL NON-OPERATING RECEIPTS	$(843,226)	$1,259,547	$(1,217,622)

10.	TOTAL RECEIPTS	$5,526,173	$9,373,310	$4,514,474

11.	TOTAL CASH AVAILABLE	$5,545,806	$9,484,834	$5,801,891
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$242,756	$230,387	$222,742
13.	PAYROLL TAXES PAID	$62,808	$64,587	$68,738
14.	SALES, USE & OTHER TAXES PAID	$0	$48,263
15.	SECURED / RENTAL / LEASES	$53,688	$53,688	$55,606
16.	UTILITIES	$7,699	$25,268	$31,576
17.	INSURANCE
18.	INVENTORY PURCHASES	$4,592,675	$7,463,144	$4,007,237
19.	VEHICLE EXPENSES
20.	TRAVEL	$6,742
21.	ENTERTAINMENT
22.	REPAIRS & MAINTENANCE
23.	SUPPLIES
24.	ADVERTISING			$19,643
25.	OTHER (ATTACH LIST)
	Bank Fees	$215		$1,668
	Other operating	$467,699	$312,079	$1,394,682
	TOTAL OTHER	$467,914	$312,079	$1,396,349
26.	TOTAL OPERATING DISBURSEMENTS	$5,434,282	$8,197,417	$5,801,891
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES
28.	U.S. TRUSTEE FEES
29.	OTHER (ATTACH LIST)
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0

31.	TOTAL DISBURSEMENTS	$5,434,282	$8,197,417	$5,801,891

32.	NET CASH FLOW	$91,891	$1,175,892	$(1,287,416)

33.	CASH - END OF MONTH	$111,524	$1,287,416	$0

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-4

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

ACCOUNTS RECEIVABLE AGING

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			May 31, 2003	June 30, 2003	31-Jul-03
1.	0-30	$10,776,600	$9,159,443	$6,751,212	$5,354,644
2.	31-60	$353,862	$538,222	$67,541	$2,272,138
3.	61-90	$57,502	$146,545	$546,662	$374,256
4.	91+	$429,674	$415,723	$882,641	$1,136,681

5.	TOTAL ACCOUNTS RECEIVABLE	$11,617,637	$10,259,933	$8,248,056	$9,137,719
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$447,261	$452,730	$462,308	$497,665

7.	ACCOUNTS RECEIVABLE (NET)	$11,170,376	$9,807,203	$7,785,748	$8,640,054

AGING OF POSTPETITION TAXES AND PAYABLES

					MONTH: July 31, 2003
TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$316,648	$0	$0	$0	$316,648
2.	STATE	$4,390	$0	$0	$0	$4,390
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$0	$0	$0	$0	$0

5.	TOTAL TAXES PAYABLE	$321,038	$0	$0	$0	$321,038

6.	ACCOUNTS PAYABLE	$(1,059,343)	$(1,339,562)	$(43,309)	$20	$(2,442,194)

STATUS OF POSTPETITION TAXES

				MONTH: July 31, 2003
		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$6,769	$22,846	$28,497	$1,118
2.	FICA-EMPLOYEE**	$4,186	$12,517	$16,010	$693
3.	FICA-EMPLOYER**	$4,186	$12,517	$16,010	$693
4.	UNEMPLOYMENT	$23	$50	$69	$5
5.	INCOME	$314,139	$0	$0	$314,139
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0

7.	TOTAL FEDERAL TAXES	$329,303	$47,930	$60,586	$316,648

STATE AND LOCAL
8.	WITHHOLDING	$1,883	$5,967	$7,540	$311
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$203	$438	$612	$29
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$2,700	$1,350	$0	$4,050
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0

15.	TOTAL STATE & LOCAL	$4,786	$7,755	$8,152	$4,390

16.	TOTAL TAXES	$334,089	$55,685	$68,738	$321,038

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-5

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

BANK RECONCILIATIONS

			MONTH: July 31, 2003
		Account #1	Account #2	Account #3
A.	BANK:	Bank One	Suntrust
B.	ACCOUNT NUMBER:	629609132	0008800770268		TOTAL
C.	PURPOSE (TYPE):	Commercial Checking	Petty Cash

1.	BALANCE PER BANK STATEMENT	$342,094	$8,408		$350,502
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$(456,398)			$(456,398)
4.	OTHER RECONCILING ITEMS	$114,304	$(8,408)		$105,896
5.	MONTH END BALANCE PER BOOKS	$(0)	$0		$(0)
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND
	Petty Cash for IL $ and CA $
13.	TOTAL CASH - END OF MONTH				$(0)

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-6

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$0	$0

PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	See Daisytek, Incorporated
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Manulife Insurance Co.	33,363.35	33,363.35	0.00
2.	Shaheen & Co.	3,835.80	3,835.80	0.00
3.	Carson Dominguez Properties	18,407	18,407	0.00
4.			0.00	0.00
5.			0.00	0.00
6.	TOTAL	55,605.81	55,605.81	0.00

Monthly Operating Report

CASE NAME:	Arlington Industries, Inc.	ACCRUAL BASIS-7

CASE NUMBER:	03-34762-HDH-11	02/13/95, RWD, 2/96

MONTH: July 31, 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY. See attached schedule for Question 4 and 11 detail.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
See Daisytek, Incorporated

MOR - Section 7 - Question 4

July, 2003

VendName	Pre-Pedition Paid
A Toner Warehouse	6,579.50
American Imaging Supplies	142,590.00
Beltz	21,645.18
CALIFORNIA OFFICE SYSTEMS INC.	328.00
CENTRAL JERSEY OFFICE EQUIPMEN	13,479.61
Commander Imaging Products	379.92
CONTINENTAL IMAGING PRODUCTS	7,637.54
CSD Imaging Supplies	7,671.43
ESSEX PAPER & SUPPLY	10,847.00
Expo Marketing Inc	6,471.62
Frontier Imaging	39,256.56
GM Supply	216.70
IMAGE MANUFACTURING, INC	14,205.17
Impro Corp	554.04
Lake Business	28,118.35
Levesque Office Supply	69,322.10
Northeastern Office	17,880.47
Paramount Imaging	674.72
Rankserve Copier Products	13,000.00
SORTEK, INC	152,949.78
Tech Trading, Inc	16,248.07
TEK RESOURCE USA	4,437.54
Trivex Trading	13,500.00
UNITED PARCEL SERVICE	26.31
Venture Imaging Products, Inc.	4,454.49
Xerox Omnifax	10,992.06
Young Systems Corporation	16,277.22

TOTAL	619,743.38

**	Court Approved Contra-AR and AP adjustments